SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2004

Pemco Aviation Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-13829	84-0985295
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1943 North 50th Street

Birmingham, Alabama 35212

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (205) 592-0011

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press release issued by Pemco Aviation Group, Inc. on March 31, 2004.

Item 12. Results of Operations and Financial Condition.

On March 31, 2004, Pemco Aviation Group, Inc. issued a press release announcing that it will delay filing its Annual Report on Form 10-K for the year ended December 31, 2003, pending completion of its audited financial statements which will include a restatement of the first three quarters of 2003. Pemco also announced expected financial results for 2003. A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in this Current Report, including the exhibit, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of Pemco Aviation Group, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2004	PEMCO AVIATION GROUP, INC.

By: /s/ John R. Lee
Name: John R. Lee Title: Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press release issued by Pemco Aviation Group, Inc. on March 31, 2004.